CTFO
CHINA TRANSINFO

March 2011



CHINA TRANSINFO TECHNOLOGY CORP.

NASDAQ Global Market: CTFO

WWW.CHINATRANSINFO.COM

Safe Harbor Statement

The market and industry information contained in this document has not been independently verified. No representation or warranty, whether express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of such information or opinions contained herein. Neither the Company nor any of its affiliates, advisers or representatives shall have any liability whatsoever (in negligence or otherwise) for any loss howsoever arising from any use of this document or its contents or otherwise arising in connection with this document.

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act, and Section 21E of Exchange Act. Any statements about the Company's expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These forward-looking statements are subject to a number of risks and uncertainties that cannot be predicted, quantified or controlled and that could cause actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements, including but not limited to fluctuations in customer demand, management of rapid growth, intensity of competition from other providers of the Company's products and services, general economic conditions, geopolitical events, regulatory changes, and other information detailed in the "Risk Factors" section of the Company's Annual Report on Form 10−K for the year ended December 31, 2009 and the Company's subsequent SEC filings, Further, any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

The information contained in this presentation does not constitute an offer of any securities nor does it contain an invitation to subscribe for, purchase or sell any securities. No securities of the Company may be sold in the United States without registration with the United States Securities and Exchange Commission (the "SEC") or an exemption from such registration.

COMPANY AND BUSINESS OVERVIEW

CTFO – A Leading Player in China's Intelligent Transportation System (ITS) Market

Stock at a Glance

Listed on NASDAQ Global Market	CTFO
Price (March 1, 2011)	$4.61
Shares Outstanding	25.3 m
Market Capitalization	$116.4 m
Revenue (ttm)	$112.4 m
Net Income (ttm) (GAAP)	$14.4 m
EPS (ttm) (GAAP)	$0.56
Net Income (ttm) (Non-GAAP) *	$16.2 m
EPS (ttm) (Non-GAAP) *	$0.64

**Non-GAAP results add back share-based compensation expense and amortization of intangibles acquired from acquisitions*

Key Investment Highlights

- Large and growing market opportunities in the intelligent transportation systems ("ITS") market in China
- First mover and leading position in the ITS market in China
- First mover in the large and growing commercial vehicle location-based services ("LBS") market
- Leading developer of ITS and LBS application solutions with award-winning technology
- Nationally recognized brand name with solid track record
- Experienced management team dedicated to the ITS/LBS industry
- Strong financial position and profitability



Corporate Overview

- A pioneer of Intelligent Transportation System in China, founded by 3 graduates from Peking University in 2000
- A top brand name in the ITS industry, headquartered in Beijing with over 20 branches, subsidiaries and affiliates throughout China
- Listed on NASDAQ since July 2008
- 731 employees, including over 300 in R&D
- Awarded Deloitte & Touche Technology Fast 50 China 2009 and 2010

Key Financials

Revenue *($ millions)*



2007-2010E CAGR
116.6%
11.9
29.4
63.7
120.0-122.0
35.3
84.0
2007
2008
2009
2010E
9M 2009
9M 2010

Net Income (1) *($ millions)*



2007-2010E CAGR
53.8%
4.4
4.6
11.1
11.3
13.0
13.6
16.6-16.9
8.2
8.4
9.6
11.0
GAAP Net Income
Non-GAAP Net Income
2007
2008
2009
2010E
9M 2009
9M 2010

(1) Net Income:
Non-GAAP results add back share-based compensation expense and amortization of intangibles acquired from acquisitions
CAGR and margin are based on midpoint of 2010 preliminary non-GAAP results issued on February 22, 2011

CTFO



Our Major Affiliates

China TransInfo Technology Corp. (CTFO)

China TransInfo Technology Group Co., Ltd.

- **97%** — Beijing PKU Chinafront High Technology Co., Ltd.
  - *specializes in urban ITS*
- **100%** — Shanghai Yootu Information Technology Co., Ltd.
  - *The leading real time traffic data provider in China*
- **55%** — China TranWiseway Information Technology Co., Ltd.
  - *specializes in commercial vehicle controlling platforms and LBS*
- **51%** — Beijing Zhangcheng Science and Technology Co., Ltd. (Palmcity)
  - *Palmcity network to provide real-time traffic information online*
- **66.02%** [1] — Beijing UNISITS Technology Co., Ltd (UNISITS)
  - *specializes in highway ITS -engineering electronics and machinery (E&M) systems*

1. Pursuant to certain Equity Transfer Agreements and the exercise of the option, China TransInfo Technology Group Co., Ltd. owns an aggregate of 66.02% equity interest in UNISITS.



The ITS Leader

Delivering the System Solutions for Transportation Management

Product Line 1 – Public Sector Market (Project-based Revenue)

Urban Transportation

Intelligent Traffic Management Platform



Transportation Hub System



Rail Transit Passenger Information System and Geographic Information System



Highway Transportation

Electronic Toll Collection System ("ETC")


Roadside antenna units
On-board tags

Traffic Surveillance & Road Grid Center System



Highway E&M System



Providing ITS products and solutions focusing on highway and urban system integration by <u>UNISITS</u> AND <u>PKU Chinafront</u> of CTFO

CTFO

Delivering the ITS +LBS Solutions for Commercial Vehicles – Safety and Fleet Efficiency

ITS + LBS – Commercial Vehicles Services

Product Line 2 – Commercial Market (Recurring Revenue)

Ministry of Transport (MOT)

Authorizes CTFO as the sole operator of CVMS

CTFO (China TranWiseway)

National Commercial Vehicles Monitoring and Service Center (CVMS)
- Monitoring and Control (for Ministry of Transport)
- Location Based Services (Value Added services, GPS application)

Provincial Branch Centers of CVMS

All commercial vehicles



MOT exclusively authorizes China TranWiseway to provide national Monitoring / Control and LBS services that target over 10 million commercial vehicles

Defining the Emerging Market for Next-Generation ITS Applications

Next Generation Applications – Consumer Market (Recurring Revenue)

Vehicles and Pedestrians

- Advanced real-time traffic data and applications
- Telematics with dynamic routing based on real-time traffic data
- Telematics with cloud computing technology
- Smart phone ITS and LBS applications


Transportation Information Media Platforms
Public LBS Service Sub-system
GPS Satellite
GPS Satellite
Mobile
Internet
Vehicle
Taxi
Long-distance bus


TMC
931m
150kph
18:34




上海
12:50

Developing next generation ITS+LBS solutions to drivers and pedestrians through in-car terminals and/or smart phones by <u>Palmcity</u> AND <u>Yootu</u>

China's ITS Industry – Large Public Demand, Large Private User Base and a Fragmented Marketplace

The ITS Industry

- Government Entities
- Transportation Authorities
- Highway Companies

- Equipment Suppliers
- Software Developers
- System Integrators
- Platform Operators


ITS Industry Chain
ITS Builders
ITS Providers & Service Providers
ITS Users

- Transportation Authorities
- Automobile Manufacturers
- Taxi Companies/Bus Companies
- Logistics Companies
- Other enterprise clients
- Individual users

China ITS – Public Spending Breakdown (%)


PKU Chinafront
Urban Rail Transit, 17.5%
GPS Navigation System, 5.4%
Urban Transportation Management System, 25.2%
Others, 10.8%
Urban Public Transportation, 19.3%
Highway E&M System, 21.8%
PKU Chinafront
Palmcity
UNISITS

Source: Forward Intelligence ITS Industry Research Team, 2010

A fragmented market:
Over 2,000 companies in China's ITS industries
Over 500 companies in monitoring product manufacturing and sales
Over 200 companies in highway toll collection and related product manufacturing



Large and Growing Public Demand in ITS *Implementation & Maintenance*

(UNISITS, PKU Chinafront)

Public ITS Spending 2011-2013E

($ in Billion)



CAGR =25%
4.5
5.8
7
8.8
2010
2011
2012E
2013E

Source: CCW Research, 2010)

Spending Breakdown



Highway ITS 32%
Other ITS 27%
Urban ITS 41%

Over 200 mid-size cities will install transportation monitoring facilities in the next 5 years *Source: Communication World Week, 2010*

Long-Term Public Demand for ITS

- China has a strong mandate to extensively deploy Intelligent Transportation System (ITS) so as to improve transportation management
- Approximately 1-2% of highway investment in China is related to IT solutions compared to 7-10% in developed countries
- Expected vast, robust and long-term government spending in various ITS sectors through at least 2020, with annual spending be over $6 billion in the next three years
- Massive deployment of ITS has created a large long-term ITS service and maintenance market, as well as a tremendous market in various ITS related LBS

China's fast-expanding highways and massive investment in ITS technology upgrading and services present us with tremendous growth opportunities



Strong Outlook for Commercial Demand in ITS+LBS - *Safety and Fleet Efficiency*

(China TranWiseway)

Number of Commercial Vehicles in China


(millions)
2005-2009
CAGR 10.4%
7.33
8.02
8.50
9.30
10.87
2005
2006
2007
2008
2009

Source: 2009 National Bureau of Statistics of China

Commercial Vehicles in China


(millions)
Trucks
9.06, 83%
Passenger
Vehicles
1.8, 17%

With 80% of serious car accidents caused by commercial vehicles, and 37% of commercial vehicles running on the road without cargo due to the lack of logistical LBS solutions, fleet management service is required to improve transportation safety and efficiency



Compelling Outlook for Consumer Demand in ITS *Services*

(Palmcity, Yootu)

Number of Private Vehicles in China


(millions)
1998-2009
CAGR 26.3%
4.0
5.3
6.3
7.7
9.7
12.2
14.8
18.5
23.3
28.8
41.7
52.2
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

Source: 2009 National Bureau of Statistics of China

China's Dynamic Traffic Information Service Market

(RMB in 10K)


100%
20%
2009

China Telematics Service Market（2008-2013E）

($ in millions)


In-dash Market
C-PND Market
GPS Smart Phones Market
600.0
500.0
400.0
300.0
200.0
100.0
0.0
2008
2009
2010
2011E
2012E
2013E

Source: Forward Consulting

Unprecedented transportation challenges arising from the increase in the number of vehicles necessitate ITS solutions to improve transportation efficiency

CTFO



Leading Developer in ITS and LBS Solutions with Award Winning Technology

Sophisticated Technology in ITS

- **A pioneer** in developing technology of Geographic Information System ("GIS")
- **Sophisticated Technologies**
  passenger flow detecting and analysis
  Electronic Toll Collection
  Highway electronics & machinery system

A Leading Developer of Commercial Vehicle Controlling and ITS+LBS Platform

- **An exclusive developer** of the Monitoring and Controlling Platform and the Information and Services Platform used by National Commercial Vehicle Fleet Management Services
- **Nationally leading technology** in Telematics Service Provider ("TSP") platform, mobile phones navigation
- **A Pioneer** in developing Real-time Traffic Information

Substantial Awards Received

- Participated in the establishment of **National Technology Standard:**
  1) Commercial Vehicles Control and Monitoring Platform Technology
  2) Commercial Vehicles Terminal Technology
  3) Commercial Vehicles Information Transmission Technology
- Honored with **nine achievement awards**, including the National Transportation Planning System and Digital City Program award;
- Granted **106 software copyrights and 5 patents**

Our award-winning technology ensures us to secure leading positions in the ITS and LBS markets and provide customers with unique product/service experiences

Nationally Recognized R&D Ability Teamed with Top-Tier Universities

Internal R&D Ability

- Over 40% of the Company's employees are researchers with extensive experience in the GIS and transportation information industry
- Long history of excellence in R&D; two of our founders, CEO Xia, and Vice President Lai obtained their Ph.D. degrees from the Remote Sensing and GIS Institute at Peking University
- Major operating units have ties to China's two top research universities (PKU with GeoSIS Research Lab of Peking University, UNISITS with Tsinghua University)

Research Partnerships with Top-Tier Universities

北京大學 PEKING UNIVERSITY
北京航空航天大学 BEIHANG UNIVERSITY
同濟大學 TONGJI UNIVERSITY
北京理工大学 BEIJING INSTITUTE OF TECHNOLOGY
北京交通大學
北京工業大學

Strategic Partnerships

ORACLE
ESRI China (Beijing) Geographic Thinking
Cisco Systems

A Strong Brand Name Backed by a Solid Track Record

Top Transportation Clients in 2009				
Rank	Name	Description	'09 Sales ($000s)	% of Total Sales
1	Gansu Province High Grade Road Construction Co., Ltd.	A provincial transportation authority owned road construction company	4,026	6.32%
2	Wuhan Transportation Management Bureau	City-level government transportation department	3,995	6.27%
3	Zhejiang Huangqunan Highway Co., Ltd.	A state-owned highway construction company	3,051	4.79%
4	Beijing Transportation Information Center	City-level government transportation department	2,661	4.18%
5	Hubei Lurongxi Highway Construction Command Center	Local government transportation authority	2,175	3.41%
6	Hangzhou Construction Committee	City-level government department	1,737	2.73%
7	Beijing Municipal Commission of Economy and Information Technology	City-level government department	1,491	2.34%

Our long-term working relationship with the country's transportation regulators provides us with the reputation and credibility that we leverage in marketing to potential clients; we have achieved a 90% win ratio for new bids on model cases in the past 3 years

Successfully Staged Growth Strategy



Leading provider of information products and solutions in the urban ITS segment (PKU Chinafront)

↓

Expand into the highway ITS business by leveraging the acquisition of UNISITS to significantly increase market share

↓

Enhance organic growth through expanding product lines in value-added ITS, real time traffic service platforms, and commercial vehicle ITS+LBS

↓

Strengthen strategic leadership position in the evolving ITS marketplace through active innovations of new ITS applications to secure solid future growth



Experienced Management Team Dedicated to the ITS Industry

Name	Title	Industry/ CTFO Experience	Background
Shudong Xia	**Chairman, CEO & Co-founder**	10+ years 10+ years	▪ Founded Beijing PKU Chinafront High Technology Co., Ltd in 2000 ▪ PhD in Remote Sensing from Peking University
Danxia Huang	**Executive VP of Operations and Director**	10+ years 4+ years	▪ Formerly VP of First City Investment Inc. of Hong Kong and CEO of an internet company ▪ MBA from Murdoch University of Australia
Roger Zhang	**CFO**	15+ years Joined CTFO in Jan. 2011	▪ Held financial executive positions in several companies including Fortune 500 company Interpublic Group Asia Pacific ▪ MBA from J. Mack Robinson School of Business, Georgia State University; U.S. CPA, internal control & SOX 404 expert
Zhibin Lai	**VP & Co-founder**	15+ years 10+ years	▪ Held senior GIS positions at Fangda Century Group (Beijing) and GEOBasic ▪ PhD in Remote Sensing from GIS Institute at Peking University
Zhiping Zhang	**VP of R&D & Co-founder**	15+ years 10+ years	▪ Professor in Remote Sensing and Geography Information Institute at Peking University
Shan Qu	**VP & GM of UNISITS**	15+ years 1+ year	▪ GM of Beijing PKU Chinafront High Technology Co., Ltd since Jun. 2010 and GM of UNISITS since Nov. 2002 ▪ MBA from Tsinghua University



Independent Directors

Name	Title	Industry / CTFO Experience	Background
Brandon Ho-Ping Lin	Independent Director	10+ years of experience in capital market, especially in China's private equity 2+ years	▪ General Partner at SAIF Partners ▪ Former VP of Investment Banking with Credit Suisse / Donaldson, Lufkin & Jenrette (DLJ) New York
Jay Trien	Independent Director, Chair of Audit Committee	40+ years in accounting and finance 2+ years	▪ Senior Partner of Trien Rosenberg Rosenberg Weinberg Ciullo & Fazzari, LLP, a certified public accounting and business consulting firm ▪ Expertise in tax planning and strategies for financing growth of high-tech companies
Dan Liu	Independent Director, Chair of Compensation Committee	40+ years in the electronics and information sectors; 2 + years	▪ Former Chairman of the Board of Intel (China) and former Senior Advisor to Motorola (China)
Zhongsu Chen	Independent Director, Chair of Nominating Committee	20+ years in IT, including 9 years at Wall Street firms; 2+ years	▪ Deputy Chief Technology Officer of the Shanghai Stock Exchange from 2001 to 2005
Xingming Zhang	Independent Director	10+ years of experience in investment banking services f for transportation industry; 1+ years	▪ Executive Director of Investment Banking with Guotai Junan Securities, one of the largest investment banking and securities companies in China

FINANCIAL OVERVIEW

Robust Top-Line Growth

Revenues

($ million)



120.0-122.0
2007-2010E CAGR
116.6%(1)
84.0
63.7
35.3
29.4
11.9
2007
2008
2009
2010E
9M 2009
9M 2010

(1) CAGR is based on midpoint of 2010 preliminary results issued on February 22, 2011



Rapid Profit Growth

Gross Profit

($ million)

52.9% 56.1% 39.9% 43.6% 34.2%

2007-2009 CAGR 100.8%



6.3
16.5
25.4
15.4
28.7
2007
2008
2009
9M 2009
9M 2010

Net Income (1)

($ million)

38.7% 38.4% 21.4% 13.9% 23.8% 13.1%

2007-2010E CAGR 53.8%



4.4
4.6
11.1
11.3
13.0
13.6
16.6-16.9
8.2
8.4
9.6
11.0
2007
2008
2009
2010E
9M 2009
9M 2010
GAAP Net Income
Non-GAAP Net Income

(1) Non-GAAP results add back share-based compensation expense and amortization of intangibles acquired from acquisitions
CAGR and margin are based on midpoint of 2010 preliminary non-GAAP results issued on February 22, 2011



Strong Financial Position

Key Balance Sheet Items		
(US$ in thousands)	Sep 30, 2010	Dec 31, 2009
Cash and Equivalents	$21,958	$27,400
Account Receivables, Net	24,661	14,969
Cost and Estimated Earnings in Excess of Billings on Uncompleted Contracts	40,512	33,854
Total Current Assets	122,386	92,613
Total Assets	157,564	126,483
Accounts Payable	29,574	20,729
Short-Term Debt: Notes Payable	9,057	7,482
Total Current Liabilities	55,061	48,254
Long-Term Debt	243	389
Total Shareholders' Equity	102,259	77,839
Total Liabilities and Shareholders' Equity	157,564	126,483

Contact Information

Company Contacts:	Investor Relations Contacts:

China TransInfo Technology Corp.
9th Floor, Vision Building
No.39 Xueyuanlu,
Haidian District, Beijing 100191,
P.R. China

Ms. Fan Zhou
IR Director
Phone: +86 10 5169 1657
Email: ir@ctfo.com
Website: www.chinatransinfo.com

Independent Auditor

BDO China Li Xin Da Hua CPAs Co., Ltd.

Legal Counsel

Pillsbury Winthrop Shaw Pittman LLP

CCG Investor Relations
1325 Avenue of the Americas
Suite 2800
New York, NY 10019

Mr. Athan Dounis, Account Manager
Email: athan.dounis@ccgir.com
Phone: +1 (646) 213-1916

Mr. Crocker Coulson, President
Email: crocker.coulson@ccgir.com
Phone: +1 (646) 213-1915

CTFO
CHINA TRANSINFO



Thank you

CHINA TRANSINFO TECHNOLOGY CORP.

WWW.CHINATRANSINFO.COM